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                  John Hancock Life Insurance Company (U.S.A.)
         John Hancock Life Insurance Company (U.S.A.) Separate Account H

                          Supplement dated May 1, 2007
                                       to
                         PROSPECTUSES dated May 1, 2007

This Supplement applies to prospectuses dated May 1, 2007 for certain VENTURE(R), VENTURE VANTAGE(R), VENTURE III(R) and VENTURE VISION(R) variable annuity contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. We refer to these prospectuses as the "Product Prospectuses" in this Supplement.

AVAILABILITY OF PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION OPTIONAL BENEFIT RIDER

John Hancock Life Insurance Company (U.S.A.) will extend the availability of its Principal Plus for Life Plus Spousal Protection optional benefit Rider until June 15, 2007. The Rider is not offered by John Hancock Life Insurance Company of New York and is not available in New York.

Principal Plus for Life Plus Spousal Protection is a guaranteed minimum withdrawal benefit Rider. The Product Prospectuses describe this Rider as well as our other guaranteed minimum withdrawal benefit Riders:

     -    Income Plus for Life,

     -    Income Plus for Life - Joint Life,

     -    Principal Plus for Life, and

     -    Principal Plus for Life Plus Automatic Annual Step-up.

You may elect to purchase only one guaranteed minimum withdrawal benefit Rider at the time you purchase a Contract. You will be subject to an additional charge for any guaranteed minimum withdrawal benefit Rider you elect, as shown in the Fee Tables section of the Product Prospectuses. The availability of the Riders may vary by state.

To purchase an optional Principal Plus for Life Plus Spousal Protection Rider:

     -    the older of you and your spouse must not be age 81 or older; and

     - both you and your spouse must be at least 65 or, if not, you must have birthdates less than 6 years apart from each other.

For additional information on this Rider, please see:

     -    Appendix A to the Product Prospectuses for VENTURE VISION(R)
          Contracts; or

     - Appendix B to the Product Prospectuses for VENTURE(R), VENTURE VANTAGE(R) and VENTURE III(R) Contracts.

This Rider cannot be revoked once elected.

John Hancock Life Insurance Company (U.S.A) offers the Principal Plus for Life Plus Spousal Protection optional benefit Rider outside the state of New York only where approved by local state insurance regulatory agencies.

You should read this Supplement together with the prospectus for the Contract you purchase, and retain both for future reference. If you would like another copy of the prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York state, 1-800-551-2078 to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the prospectus.